PRESERVER ALTERNATIVE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
November 30, 2020 (Unaudited)

COMMON STOCKS — 54.42%	Shares	Fair Value
Australia — 1.92%
Consumer Discretionary — 1.13%
Aristocrat Leisure Ltd.	12,000	$282,363

Health Care — 0.79%
Fisher & Paykel Healthcare Corp. Ltd.	8,000	197,050

Total Australia		479,413
Bermuda — 2.31%
Financials — 1.40%
Essent Group Ltd.	8,000	350,880

Industrials — 0.91%
Triton International Ltd.	5,000	226,300

Total Bermuda		577,180
Canada — 0.96%
Real Estate — 0.96%
NorthWest Healthcare Properties REIT	25,555	239,670

France — 1.67%
Industrials — 1.67%
Schneider Electric SE	3,000	417,552

Japan — 2.91%
Communications — 1.96%
SoftBank Group Corp.	7,000	487,596

Consumer Staples — 0.95%
ITOCHU Corp.	9,000	237,806

Total Japan		725,402

See accompanying notes which are an integral part of this schedule of investments.

Netherlands — 0.81%
Financials — 0.81%
Euronext NV	1,900	201,766

Panama — 0.95%
Financials — 0.95%
Banco Latinoamericano de Comercio Exterior, S.A, Class E	16,000	236,320

Switzerland — 1.17%
Technology — 1.17%
Garmin Ltd.	2,500	291,900

United Kingdom — 3.21%
Communications — 1.02%
S4 Capital PLC(a)	40,000	254,825

Technology — 2.19%
IHS Markit Ltd.	5,500	547,030

Total United Kingdom		801,855
United States — 38.51%
Consumer Discretionary — 4.34%
Brunswick Corp.	3,500	261,240
Fortune Brands Home & Security, Inc.	3,500	292,250
Home Depot, Inc. (The)	1,000	277,410
Taylor Morrison Home Corp.(a)	10,000	252,800
		1,083,700
Consumer Staples — 2.19%
Coca-Cola Co. (The)(b)	5,000	258,000
Constellation Brands, Inc., Class A	1,400	288,176
		546,176
Financials — 1.04%
First Republic Bank	2,000	259,120

Health Care — 3.37%
Centene Corp.(a)	4,000	246,600
Danaher Corp.	1,500	336,945
Stryker Corp.	1,100	256,740
		840,285
Industrials — 5.48%
Carrier Global Corp.	9,000	342,630
FedEx Corp.	1,500	429,870

See accompanying notes which are an integral part of this schedule of investments.

Honeywell International, Inc.	1,600	326,272
Otis Worldwide Corp.	4,000	267,760
		1,366,532
Materials — 2.22%
Crown Holdings, Inc.(a)	3,000	282,750
Sealed Air Corp.	6,000	270,360
		553,110
Real Estate — 1.20%
Prologis, Inc.(b)	3,000	300,150

Technology — 16.90%
Adobe Systems, Inc.(a)	800	382,776
Autodesk, Inc.(a)	1,100	308,253
CoStar Group, Inc.(a)	260	236,748
Global Payments, Inc.	1,500	292,785
MasterCard, Inc., Class A	1,000	336,510
Microsoft Corp. (b)	2,000	428,140
Moody's Corp.(b)	1,000	282,340
Motorola Solutions, Inc.	2,000	343,060
MSCI, Inc.	700	286,594
Palo Alto Networks, Inc.(a)	1,000	293,920
QUALCOMM, Inc.	1,000	147,170
S&P Global, Inc.	1,000	351,780
Varonis Systems, Inc.(a)	2,500	301,600
VMware, Inc., Class A(a)	1,600	223,824
		4,215,500
Utilities — 1.77%
NextEra Energy, Inc.	6,000	441,540

Total United States		9,606,113

Total Common Stocks (Cost $10,588,692)		13,577,171

PREFERRED STOCKS — 10.16%

United States — 10.16%
Consumer Staples — 1.09%
Energizer Holdings, Inc., Series A, 7.50%	3,000	270,900

Financials — 5.27%
Capital One Financial Corp., Series J, 4.80%	12,000	302,280
Citigroup, Inc., Series J, 7.13%	5,000	143,650
Dime Community Bancshares, Inc., Series A, 5.50%	7,000	174,440
Invesco Mortgage Capital, Inc., Series A, 7.75%	15,000	357,450

See accompanying notes which are an integral part of this schedule of investments.

New York Mortgage Trust, Inc., Series C, 7.88%	15,593	340,083
		1,317,903
Real Estate — 2.43%
Annaly Capital Management, Inc., Series D, 7.50%	10,000	254,100
Colony Capital, Inc., Series I, 7.15%	15,100	351,075
		605,175
Utilities — 1.37%
CenterPoint Energy, Inc., Series B, 7.00%,	8,100	341,658

Total Preferred Stocks (Cost $2,218,483)		2,535,636

EXCHANGE-TRADED FUNDS — 2.61%
SPDR® Bloomberg Barclays Convertible Securities ETF	5,000	391,400
SPDR® S&P® 600 Small Cap Value ETF	4,200	259,980
Total Exchange-Traded Funds (Cost $555,155)		651,380

CLOSED END FUNDS — 1.65%
AllianzGI Convertible & Income Fund II	45,500	218,855
Western Asset Mortgage Opportunity Fund, Inc.	14,000	193,900
Total Closed End Funds (Cost $469,270)		412,755

PRIVATE INVESTMENT FUNDS — 1.36%
Palmer Square Senior Loan Fund(c)(d)	339,247	339,536
Total Private Investment Funds (Cost $339,247)		339,536

CORPORATE BONDS — 12.40%	Principal Amount
Netherlands — 1.35%
Health Care — 1.35%
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/2028	$300,000	336,000

United Kingdom — 1.00%
Financials — 1.00%
Barclays Bank PLC, MTN, 0.00%, 10/31/2024(e)	100,000	100,390
Barclays Bank PLC, MTN, 0.00%, 1/31/2030(e)	150,000	149,709
Total United Kingdom		250,099

See accompanying notes which are an integral part of this schedule of investments.

United States — 10.05%
Communications — 0.87%
CenturyLink, Inc., Series D, 7.20%, 12/1/2025	200,000	216,729

Consumer Discretionary — 2.36%
International Game Technology PLC, 5.35%, 10/15/2023	120,000	124,500
L Brands, Inc., 5.25%, 2/1/2028	200,000	207,875
Levi Strauss & Co., 5.00%, 5/1/2025	250,000	257,188
		589,563
Financials — 5.93%
Bank of America Corp., Series FF, 5.88%, Perpetual	250,000	280,594
BofA Finance LLC, MTN, 7.30%, 12/19/2025	200,000	200,942
Citigroup, Inc., Series M, 6.30%, Perpetual(e)	220,000	234,300
GS Finance Corp., MTN, 0.00%, 11/7/2025(e)	100,000	99,921
PNC Bank NA, 4.05%, 7/26/2028	250,000	295,824
Stifel Financial Corp., 4.25%, 7/18/2024	200,000	224,638
Toronto-Dominion Bank (The), MTN, 0.00%, 1/22/2027	150,000	144,009
		1,480,228
Industrials — 0.43%
Timken Co. (The), 3.88%, 9/1/2024	100,000	106,864

Real Estate — 0.40%
Senior Housing Properties Trust, 4.75%, 5/1/2024	100,000	99,500

Utilities — 0.06%
Ferrellgas Partners LP, 8.63%, 6/15/2020	100,000	14,500

Total United States		2,507,384

Total Corporate Bonds (Cost $2,951,782)		3,093,483

U.S. TREASURY OBLIGATIONS — 9.21%

United States Treasury Inflation Indexed Bonds, 0.13%, 4/15/2025 (f)	240,000	256,899
United States Treasury Inflation Indexed Bonds, 0.38%, 7/15/2025 (f)	200,000	237,998
United States Treasury Inflation Indexed Bonds, 2.00%, 1/15/2026 (f)	167,000	257,082
United States Treasury Inflation Indexed Bonds, 0.88%, 2/15/2047 (f)	178,000	257,196
United States Treasury Notes, 1.13%, 2/28/2021	650,000	651,573
United States Treasury Notes, 1.63%, 2/15/2026	600,000	638,320

Total U.S. Treasury Obligations (Cost $2,188,117)		2,299,068

See accompanying notes which are an integral part of this schedule of investments.

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.86%

Banc of America Mortgage Securities, Inc., Series 2004-K, Class B3, 4.04%, 12/25/2034 (e)	20,005	21,276
Countrywide Alternative Loan Trust, Series 2003-J2, Class A1, 6.00%, 10/25/2033	41,340	42,240
Countrywide Home Loans Mortgage Pass Through Trust, Series 2004-HYB9, Class 1A1, 3.19%, 2/20/2035 (e)	15,124	15,231
GSR Mortgage Loan Trust, Series 2005-5F, Class 8A3, 0.65%, 6/25/2035 (1MO LIBOR + 50bps)(e)	11,668	10,974
HarborView Mortgage Loan Trust, Series 2004-07, Class 2A1, 2.63%, 11/19/2034 (e)	77,506	78,378
Impac CMB Trust, Series 2005-08, Class 2B, 2.40%, 2/25/2036 (1MO LIBOR + 225bps)(e)	108,500	106,809
Residential Asset Mortgage Products, Inc., Series 2001-RS2, Class MII2, 1.58%, 6/25/2031 (1MO LIBOR + 142.5bps)(e)	189,792	189,858

Total Collateralized Mortgage Obligations (Cost $436,046)		464,766

CONVERTIBLE CORPORATE BONDS — 0.51%

Industrials — 0.51%
Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/2022	120,000	126,900

Total Convertible Corporate Bonds (Cost $115,323)		126,900

MONEY MARKET FUNDS - 3.48%
	Shares
Federated Hermes Government Obligations Fund, Institutional Class, 0.01%(g)	867,101	867,101

Total Money Market Funds (Cost $867,101)		867,101

Total Investments — 97.66% (Cost $20,729,216)		24,367,796

Other Assets in Excess of Liabilities — 2.34%		582,808

NET ASSETS — 100.00%		$24,950,604

(a)	Non-income producing security.
(b)	All or a portion of the security is held as collateral for unsettled security transactions and securities sold short.
(c)	Illiquid security. The total fair value of these securities as of November 30, 2020 was $339,536, representing 1.36% of net assets. Redemption requires 30 days notice prior to the end of each calendar quarter, subject to the liquidity of the underlying holdings.
(d)	Security is currently being valued according to the fair value procedures approved by the Board of Trustees.
(e)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of November 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.
(f)	Principal amount of security is adjusted periodically based on changes in the Consumer Price Index.
(g)	Rate disclosed is the seven day effective yield as of November 30, 2020.

ETF	- Exchange-Traded Fund
MTN	- Medium Term Note
REIT	- Real Estate Investment Trust
SPDR	- Standard & Poor's Depositary Receipt

See accompanying notes which are an integral part of this schedule of investments.

PRESERVER ALTERNATIVE OPPORTUNITIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
November 30, 2020 (Unaudited)

Exchange-Traded Funds - Short - (0.99%)	Shares	Fair Value
Invesco DB US Dollar Index Bullish Fund	(10,000)	$(248,200)

Total Exchange-Traded Funds - Short (Proceeds Received $249,000)		$(248,200)

See accompanying notes which are an integral part of this schedule of securities sold short.

As of November 30, 2020, the net unrealized appreciation (depreciation) and tax cost of investments, including securities sold short, for tax purposes was as follows:

Gross unrealized appreciation	$3,920,797
Gross unrealized depreciation	(266,037)
Net unrealized appreciation/(depreciation) on investments	$3,654,760

Tax cost of investments and securities sold short	$20,464,836

Preserver Alternative Opportunities Fund

Notes to the Schedule of Investments

November 30, 2020 (Unaudited)

The Preserver Alternative Opportunities Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities purchased are amortized or accreted over the life of the respective securities using the effective interest method. Withholding taxes on foreign dividends, if any, have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Securities Valuation and Fair Value Measurements – Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the net asset value (“NAV”) of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board of Trustees (the “Board”) approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

In the event that market quotations are not readily available, and Preserver Partners, LLC (the “Adviser”) determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Capitol Series Trust’s (the “Trust”) Valuation Committee, based on recommendations from a pricing committee comprised of various officers of the Trust, various employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Private investment funds exempt from registration as an investment company under the Investment Company Act of 1940 (each a “Private Fund”) will be fair valued using the NAV as practical expedient, as provided by the Private Fund’s investment adviser or third party administrator. The fair value of the Fund’s investment in the Private Fund generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the Private Fund. The Private Fund holds certain positions in non-marketable investments that are valued at estimated fair value, which may differ significantly from the values that would have been used had a ready market existed for these investments. All underlying investments held in the Private Fund are valued in accordance with the policies and procedures established by such Private Fund.

The Adviser will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by the Private Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. In determining fair values as of November 30, 2020, the Adviser has, as a practical expedient, estimated fair value of the Private Fund using the NAV (or its equivalent) provided by the investment adviser or third-party administrator of the Private Fund as of that date. All investments for which fair value is measured using the Private Fund’s net asset value as a practical expedient are not required to be included within the fair value hierarchy. Private Funds with a fair value of $339,536 was valued at their respective net asset values as November 30, 2020 and were excluded from the fair value hierarchy. The Fund's interests in a Private Fund are also illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Private Fund or withdraw all or a portion of its investment from a Private Fund promptly after it has made a decision to do so because of limitations set forth in that Private Fund's governing documents.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations with the Adviser’s participation, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$13,577,171	$-	$-	$13,577,171
Preferred Stocks	2,535,636	-	-	2,535,636
Exchange-Traded Funds	651,380	-	-	651,380
Closed-End Funds	412,755	-	-	412,755
Corporate Bonds	-	3,093,483	-	3,093,483
U.S. Treasury Obligations	-	2,299,068	-	2,299,068
Collateralized Mortgage Obligations	-	464,766	-	464,766
Convertible Corporate Bonds	-	126,900	-	126,900
Money Market Funds	867,101	-	-	867,101
Total	$18,044,043	$5,984,217	$-	$24,028,260
Assets excluded from fair value hierarchy*				$339,536
Total				$24,367,796

Liabilities	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$(248,200)	$-	$-	$(248,200)

*	The investment in the Private Fund is measured at fair value using the net asset value per share (or its equivalent) practical expedient and has not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the schedule of investments.

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Short Selling – The Fund may make short sales of securities. In a short sale, the Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from as little as one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan.

Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund, in effect, profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. Short sales may involve additional transactions costs and other expenses that may exceed the return on the position, which may cause the Fund to lose money.

The Fund is required to maintain a segregated account on the books of its custodian in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. This segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets. If the Fund does not maintain a segregated account, the Fund will “cover” the short sale by owning a call option on the shorted security with a strike price no higher than the price at which the security was sold short. The amount of restricted cash or cash equivalents held at the broker as collateral for securities sold short was $777,956 as of November 30, 2020.

Restricted and Illiquid Securities – Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of Rule 144A under the Securities Act of 1933 and loan participations, and interests in Private Funds. Illiquid securities are those that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the conversion to cash significantly changing the market value of the investment. The Fund intends to treat interests in Private Funds as illiquid securities. The Fund will not invest greater than 15% of its net assets in illiquid securities.

As of November 30, 2020, the Fund held illiquid securities representing 1.36% of net assets.